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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 18, 2005, except Note 20, as to which the date is February 8, 2005, in Amendment No. 2 to the Registration Statement (Form F-1 No. 333-122234) and related Prospectus of Aspreva Pharmaceuticals Corporation for the registration of its common shares.




Vancouver, Canada                                      /s/ ERNST & YOUNG LLP
February 15, 2005                                      Chartered Accountants